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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                       UNDER SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: June 22, 1999
                       (Date of Earliest Event Reported)

                       MACE SECURITY INTERNATIONAL, INC.
            (Exact name of Registrant as Specified in its Charter)

                                   Delaware
                           (State of Incorporation)

                                    0-22810
                           (Commission File Number)

                                  03-0311630
                       (IRS Employer Identification No.)

                 160 Benmont Avenue, Bennington, Vermont 05201
                   (Address of Principal Executive Offices)

                                (802) 447-1503
                        (Registrant's Telephone Number)
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Item 1  Not Applicable.

Item 2. Acquisition of Moorestown Car Wash
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     On June 22, 1999, Mace Security International, Inc., a Delaware corporation
(the "Company" or "Registrant"), acquired substantially all of the assets of the car wash facility (the "Facility") having the address of 215 West Camden Avenue, Moorestown, New Jersey (the "Moorestown Car Wash") from Mario DeBerardinis and Jennifer DeBerardinis (the "Sellers"). Pursuant to the terms and conditions of the Agreement of Sale (the "Agreement"), as subsequently assigned to the Company, the Company purchased the real estate, inventory, fixed assets, trade names and trademarks, and intangibles of the car wash operations of Sellers. Sellers are not affiliated with the Registrant nor with any of the Registrant's subsidiaries. The description of the acquisition transaction set forth herein is qualified in its entirety by reference to the Agreement of Sale, which is filed herewith as Exhibits 2.1.

     At Closing under the Agreement, the Company paid to Sellers an aggregate purchase price of $450,000 (the "Purchase Price"), consisting of $225,000 cash from working capital and 20,930 unregistered shares of the Company's common stock at a price of $10.75 per share.

     Additionally, the Agreement of Sale included a Covenant Not to Compete preventing Sellers from competing, directly or indirectly, with the Company or carrying on the operations of a car wash within certain geographic areas and for certain predetermined periods.

Items 3-6      Not Applicable.

Item 7         Financial Statements and Exhibits.

               (a) Financial Statements of Business Acquired.

               It is impracticable to provide the required financial statements of the Moorestown Car Wash at the time of the filing of this report. The required financial statements will be filed within the time period required in accordance with applicable regulations and the Securities and Exchange Act of 1934.

               (b) Pro Forma Financial Information.

               It is impracticable to provide the required pro forma financial information at the time of the filing of this report. The required pro forma financial information of Mace Security International, Inc. will be filed within the time period required in accordance with applicable regulations and the Securities and Exchange Act of 1934.

               (c) The following Exhibits are hereby filed as part of this Current Report on Form 8-K.

               2.1 Agreement of Sale dated as of April 23, 1999 among Mario DeBerardinis and Jennifer DeBerardinis, and American Wash Services, Inc.
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               2.2 Assignment dated June 15, 1999 between Mace Security
               International, Inc. and American Wash Services, Inc.

               99 Press Release dated June 10, 1999.

Items 8-9.     Not applicable.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 1999       MACE SECURITY INTERNATIONAL, INC.


                                 By:/s/ Gregory M. Krzemien
                                    -----------------------
                                    Gregory M. Krzemien
                                    Chief Financial Officer and Treasurer
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                                 EXHIBIT INDEX


Exhibit   Description
          -----------
No.
---

2.1 Agreement of Sale dated as of April 23, 1999 among Mario DeBerardinis and Jennifer DeBerardinis, and American Wash Services, Inc.

2.2 Assignment dated June 15, 1999 between Mace Security International, Inc. and American Wash Services, Inc.

99        Press Release dated June 10, 1999.